BEESFREE, INC.
(A Development Stage Company)
CONDENSED BALANCE SHEET
(unaudited)
September 30, 2011

Assets

Current Assets
Cash	$424,733
Prepaid expenses	127

Total Current Assets		$424,860

Intangible Assets		1,650
Deposits and other assets		86,501

Total Assets		$513,011

Liabilities and Stockholders' Deficiency

Current Liabilities
Convertible notes payable		$700,000

Stockholders' Deficiency
Preferred stock, $0.001 stated value; 5,000,000 shares authorized; none issued and outstanding	$—
Common stock, $0.001 par value; 30,000,000 shares authorized; 11,950,000 issued and outstanding	11,950
Deficit accumulated during the development stage	(198,939)

Total Stockholders' Deficiency		(186,989)

Total Liabilities and Stockholders' Deficiency		$513,011

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BEESFREE, INC.
(A Development Stage Company)
CONDENSED STATEMENT OF OPERATIONS
(unaudited)
FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

Revenue		$—

Operating Expenses
Research and development	$100,000
General and administrative	98,939

Total Operating Expenses		198,939

Net Loss		$(198,939)

Basic and Diluted Net Loss per Share		$(0.02)

Weighted Average Number of Shares Outstanding		8,189,474

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BEESFREE, INC.
(A Development Stage Company)
CONDENSED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
(unaudited)
FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

					Deficit
					Accumulated
					During the
	Preferred Stock		Common Stock		Development
	Shares	Amount	Shares	Amount	Stage	Total

Balance - August 4, 2011 (Inception)	—	$—	—	$—	$—	$—

Issuance of Founders' shares (10,300,000 @ $0.001 per share)	—	—	10,300,000	10,300	—	10,300

Issuance of shares in exchange for patent	—	—	1,650,000	1,650	—	1,650

Net loss	—	—	—	—	(198,939)	(198,939)

Balance - September 30, 2011	—	$—	11,950,000	$11,950	$(198,939)	$(186,989)

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BEESFREE, INC.
(A Development Stage Company)
CONDENSED STATEMENT OF CASH FLOWS
(unaudited)
FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

Cash Flows from Operating Activities
Net loss		$(198,939)
Changes in operating assets and liabilities:
Prepaid expenses	(127)
Total Adjustments		(127)

Net Cash Used in Operating Activities		(199,066)

Cash Used in Investing Activities
Deposits and other assets		(86,501)

Cash Provided by Financing Activities
Proceeds from convertible notes payable	700,000
Proceeds from issuance of founders' common stock	10,300
Net Cash Provided by Financing Activities		710,300

Net Increase in Cash		424,733

Cash - August 4, 2011 (Inception)		—

Cash - September 30, 2011		$424,733

Non-Cash Investing and Financing Activities

Shares issued relating to the transfer of intangible asset		$1,650

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BEESFREE, INC.

(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

Note 1 - Business  Organization, Nature of Operations and Basis of Presentation

BeesFree Inc. (“the Company”) is a Delaware corporation that was incorporated on August 4, 2011. The Company wholly owns a pending patent to an innovative technology to alleviate and remedy the worldwide Bee colony epidemic known as Colony Collapse Disorder (CCD). The Company is headquartered in West Palm Beach, Florida and has personnel in Rome, Italy and Buenos Aires, Argentina.

The Company has been presented as a "development stage enterprise”. The Company’s primary activities since inception have been the development of its technology and business plan, negotiating strategic alliances and other agreements, and raising capital.  The Company has not commenced its principal operations, nor has it generated any revenues from its operations.  The Company has commenced business development activities in Argentina, developed its first industrial prototype dispenser, begun a program of brand awareness and marketing, and hired key personnel and officers.

The Company’s patent-pending technology is comprised of two components. The first is a mix of compounds, which contains natural and synthetic elements to combat honeybees parasites, mitigate the effects of neonicotinoid-based pesticides and to nourish the honeybees colonies (“Apis Mellifera”), and the second is an innovative solar-charged dispenser with specific colors and geometry to attract bees and effectively deliver the compound mix.

The condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and Article 10 of Regulation S-X. Accordingly, the condensed balance sheet as of September 30, 2011 and the condensed statements of operations for the period from August 4, 2011 (Inception) through September 30, 2011, and cash flows for the period from August 4, 2011 (Inception) through September 30, 2011, have been prepared by the Company without being audited. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to make the Company’s condensed financial position, results of operations and cash flows, as of and for the period ended September 30, 2011 not misleading have been made. The condensed results of operations for the period from August 4, 2011 (Inception) through September 30, 2011, are not necessarily indicative of results that would be expected for the full year or any other interim period.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these financial statements be read in conjunction with the financial statements from August 4, 2011 (Inception) through August 31, 2011 and notes thereto included in the current report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2011.

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BEESFREE, INC.

(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

Note 2 - Going Concern and Management Plans

As of September 30, 2011, the Company had working capital and a stockholders’ deficiency of $275,141 and $186,989, respectively. The Company has not generated any revenues and has incurred net losses of $198,939 during the period from August 4, 2011 (Inception) through September 30, 2011.

The Company is currently in the development stage, and has not yet generated any revenues.  The Company's primary source of operating funds since inception has been cash proceeds from the issuance of common shares to its founders and proceeds from the issuance of convertible debentures (see Note 5).  The Company intends to raise additional capital through private debt and equity investors, but there can be no assurance that these funds will be available, or will be sufficient to enable the Company to fully complete its development activities or sustain operations.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying condensed financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business.  The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values.  The condensed financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Note 3 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of condensed financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the condensed financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.  The Company’s significant estimates and assumptions include its deferred tax asset, including a full valuation allowance.

Net Loss Per Share

Basic earnings (loss) per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per common share is computed by dividing net earnings by the weighted average number of common shares outstanding, plus the issuance of common shares, if dilutive, resulting from the exercise of outstanding stock options and warrants.  As of September 30, 2011, there were no potentially dilutive securities outstanding.

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BEESFREE, INC.

(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

Note 3 - Summary of Significant Accounting Policies (continued)

Subsequent Events

Management has evaluated subsequent events to determine whether events or transactions occurring through January 30, 2012, the date on which the condensed financial statements were available to be issued, will require potential adjustment to or disclosure in the Company’s condensed financial statements.

Note 4 - Commitments and Contingencies

CONSULTING AGREEMENT

On September 12, 2011, the Company entered into two month consulting agreements with two individuals pursuant to which the consultants are to provide the Company technical engineering, product and packaging design and development services in exchange for aggregate payments of $15,000, which were paid in October 2011.

Note 5 – Convertible Debentures

In September 2011, the Company entered into a Debenture Purchase Agreement with certain investors (the “Debentures”) pursuant to which the Company issued convertible debentures in the aggregate principal amount of $700,000. The Debentures bear interest at the rate of 8% per annum and are convertible into units of a qualified financing, as defined in the agreement. As of September 30, 2011, the Debentures were not convertible, as the qualified financing, as defined, had not occurred.

Subsequent to September 30, 2011, the Company issued additional Debentures in the aggregate principal amount of $300,000.

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BEESFREE, INC.

(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

Note 6 - Subsequent Events

Consulting and Employment Agreements

On October 24, 2011, the Company entered into a six month consulting agreement with a financial services company pursuant to which the consultant is to provide financial, strategic and business planning development services in exchange for $25,000, of which $10,000 was paid upon signing and the balance is due upon closing of qualified financing or merger transaction, as defined, whichever occurs first.

The Company entered into an investor relations consulting agreement with Blue Point Consulting LLC (“Blue Point”), pursuant to which Blue Point agreed to provide the Company with investor relations consulting services for six months in exchange for $100,000 which was paid on October 31, 2011.  A shareholder of the Company is a member of Blue Point.

On December 1, 2011 the Company entered into an investor relations consulting agreement with Brooke Capital Investments, LLC (“Brooke”), pursuant to which Brooke agreed to provide us with investor relations consulting services for six months in exchange for $500,000, of which $250,000 is to be paid upon consummation of a qualified financing, as defined, and the balance of which is due thirty (30) days thereafter.

On December 13, 2011, the Company entered into an employment agreement with its Chief Financial Officer.  The employment agreement provides for annual compensation of $102,000 during the initial year. The agreement also includes certain severance provisions. On December 16, 2011, the Company sold 200,000 shares of its common stock to this individual for cash proceeds of $200.

Subsequent to September 30, 2011, the Company entered into a commercial lease agreement in West Palm Beach, Florida under a one year operating lease that commenced in December 2011 at the rate of $975 per month.

Financing Agreement

On December 16, 2011, the Company sold 1,200,000 shares of its newly created Series A Cumulative Convertible Preferred Stock (the “Preferred Stock”) and five-year common stock purchase warrants (the “Warrants”) to purchase up to 1,200,000 shares of the Company’s common stock at an exercise price of $1.50 per share (subject to certain adjustments) for aggregate cash proceeds of $1,199,982.  In addition, as part of this transaction, the holders of certain Debentures issued by the Company in an aggregate principal amount of $1,000,000, converted such Debentures into 1,000,000 shares of Preferred Stock and received warrants to purchase an aggregate of 1,000,000 shares of common stock (the “Debt Conversions”).

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BEESFREE, INC.

(A Development Stage Company)

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

FOR THE PERIOD FROM AUGUST 4, 2011 (INCEPTION) TO SEPTEMBER 30, 2011

Note 6 - Subsequent Events (continued)

Shell purchase

On December 16, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Under the terms of the agreement, BeesFree Acquisition Corp., a newly formed, wholly-owned Delaware subsidiary (“Acquisition Sub”) merged into BeesFree, Inc., a privately held Delaware corporation (“BeesFree-DE”), and BeesFree-DE, the surviving corporation, became the Company’s wholly-owned subsidiary. The transaction is being accounted for as a reverse merger and recapitalization.

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